Deferred royalty obligation	12 Months Ended
Dec. 31, 2022
Deferred Royalty Obligation [Abstract]
Deferred royalty obligation	Deferred royalty obligation
Royalty purchase agreement
On August 25, 2021, the Company entered into a royalty purchase agreement with certain entities managed by HCR for up to USD 325.0 million. Under the terms of the agreement, the Company received gross proceeds of USD 225.0 million upon closing (the “First Investment Amount”) and is eligible to receive an additional USD 75.0 million upon the first commercial sale of ZYNLONTA in the United Kingdom or any European Union country (the “Second Investment Amount”) and together with the First Investment Amount, the “Investment Amount”). Under the agreement, the Company is obligated to pay to HCR (i) a 7% royalty on the worldwide (excluding China, Hong Kong, Macau, Taiwan, Singapore and South Korea) net sales of ZYNLONTA and any product that contains ZYNLONTA and on any upfront or milestone payments the Company receives from licenses that it grants to commercialize ZYNLONTA or any product that contains ZYNLONTA in any region other than China, Hong Kong, Macau, Taiwan, Singapore and South Korea, (ii) a 7% royalty on the worldwide net sales of Cami and any product that contains Cami and on any upfront or milestone payments the Company receives from licenses that it grants to commercialize Cami or any product that contains Cami in the United States and Europe, and (iii) outside the United States and Europe, a 7% share of any upfront or milestone payments derived from licenses that the Company grants to commercialize Cami or any product that contains Cami and, in lieu of the royalty on net sales under such licenses, a mid-teen percentage share of the net royalty the Company receives from such licenses. These royalty rates are subject to potential upward adjustment, up to a maximum of 10%, based on performance tests in 2026 and 2027. The 7% royalty rates described above are subject to adjustment to a potential high-single-digit percentage royalty rate after September 30, 2026 and/or a 10% royalty rate after September 30, 2027, if the aggregate net sales and license revenue subject to royalty obligations in the preceding twelve months do not exceed certain mid-nine-digit milestones by such dates. The Company’s aggregate royalty obligations are capped at 2.50 times the amount paid by HCR under the agreement (USD 562.5 million as of December 31, 2022 and December 31, 2021), or at 2.25 times the amount paid by HCR under the agreement (USD 506.3 million as of December 31, 2022 and December 31, 2021) if HCR receives royalty payments exceeding a mid-nine-digit amount on or prior to March 31, 2029 (the “Royalty Cap”). Once the Royalty Cap is reached, the royalty purchase agreement will terminate.
Upon the occurrence of a change in control event, the Company is obligated to pay HCR an amount equal to the Royalty Cap, less any amounts the Company previously paid to HCR. If the change in control event occurs prior to the 36-month anniversary of the closing of the royalty purchase agreement, the Company is obligated to pay HCR an amount equal to 2.0 times the amount paid by HCR, less any amounts the Company previously paid to HCR pursuant to the agreement (USD 438.8 million and USD 450.0 million as of December 31, 2022 and December 31, 2021, respectively). In addition, the Company retains the right, at any time after the 27-month anniversary of the closing of the royalty purchase agreement, to terminate the remaining royalty obligations under the agreement by paying HCR an amount equal to the Royalty Cap, less any amounts the Company previously paid to HCR pursuant to the agreement (such amount, the “Buyout Amount”), provided that HCR may instead elect to receive 50% of the Buyout Amount and continue to receive 50% of the royalty payments under the agreement but with the Royalty Cap reduced to reflect the Company’s payment of 50% of the Buyout Amount. During the year ended December 31, 2021, the Company received gross proceeds of USD 225.0 million before deducting transaction costs of USD 7.0 million, all of which were paid during 2021, which resulted in net proceeds of USD 218.0 million. During December 31, 2022, no additional proceeds were received.
Accounting for royalty purchase agreement
The Company has evaluated the terms of the royalty purchase agreement and concluded that the features of the Investment Amount are similar to those of a debt instrument. Accordingly, the Company has accounted for the transaction as a short-term and long-term debt obligation which are recorded within Other current liabilities and Deferred royalty obligation, long-term, respectively, within the Company’s consolidated balance sheet. Interest expense is recorded in Financial expense within the Company’s consolidated statement of operation. The table below provides a rollforward of the Company’s debt obligation relating to the royalty purchase agreement.

(in KUSD)
Liability balance at January 1, 2021	—
Proceeds from the sale of future royalties	225,000
Less: transaction costs	6,998
Less: royalty payments	213
Plus: interest expense	6,752
Plus: cumulative catch-up adjustment, Financial expense	936
Liability balance at December 31, 2021	225,477
Less: royalty payments	10,998
Plus: interest expense	23,200
Less: cumulative catch-up adjustment, Financial income	15,402
Liability balance at December 31, 2022	222,277
The Company recorded a liability relating to the initial gross proceeds received less transaction costs. The Company will record additional liabilities upon the receipt of eligible amounts when such contingent events occur. To determine the accretion of the liability related to the deferred royalty obligation, the Company is required to estimate the total amount of future royalty payments and estimated timing of such payment to HCR based on the Company's revenue projections. Based on the Company's initial revenue projections, the Company used an independent valuation firm to assist in determining the total amount of future royalty payments and estimated timing of such payment to HCR using an option pricing Monte Carlo simulation model. The amount ultimately received by the Company will be accreted to the total amount of the royalty payments necessary to extinguish the Company’s obligation under the agreement, which will be recorded as interest expense over the life of the royalty purchase agreement. The estimate of this total interest expense resulted in an EIR of 10%. As royalty payments are made to HCR, the balance of the debt obligation will be effectively repaid over the life of the royalty purchase agreement. During the year ended December 31, 2022 and December 31, 2021, the Company made royalty payments to HCR of KUSD 10,998 and KUSD 213, respectively.
Based on the Company's periodic review, the exact amount and timing of repayment is likely to be different each reporting period as compared to those estimated based on the Company's initial revenue projections. A significant increase or decrease in actual net sales of ZYNLONTA compared to the Company’s revenue projections, and regulatory approval and commercialization of Cami, as well as ZYNLONTA in other indications as well as licensing revenue could change the royalty rate and royalty cap due to HCR, which could materially impact the debt obligation as well as interest expense associated with the royalty purchase agreement. Also, the Company’s total obligation to HCR can vary depending on the achievement of the sales milestones as well as the timing of a change in control event. The Company will periodically assess the expected payments to HCR based on its underlying revenue projections and to the extent the amount or timing of such payments is materially different than its initial estimates it will record a cumulative catch-up adjustment.
The Company recorded a total cumulative catch-up adjustment of KUSD 15,402 recorded as Financial income for the year ended December 31, 2022. The total cumulative catch-up adjustment was based on revised revenue forecasts used in the valuation model, which revisions were primarily attributable to updates made for the Company’s 2022 strategic planning decisions, including updated development plans. Under the cumulative catch-up method, the EIR is not revised when actual or estimated net sales differ from those estimated as of the inception of the debt obligation. Instead, the carrying amount of the debt obligation is adjusted to an amount equal to the present value of the estimated remaining future payments, discounted by using the original EIR, 10%, as of the date on which the estimate changes.